UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2013

ADVANCED CELL TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(e) At the 2013 annual meeting of stockholders of Advanced Cell Technology, Inc. (the “Company”), which was held on October 22, 2013 (the “2013 Annual Meeting”), the Company’s stockholders approved a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), which provides for an increase in the authorized number of shares of the Company’s common stock, par value $0.001 per share, from 2,750,000,000 to 3,750,000,000. The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on October 24, 2013. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the copy of the Certificate of Amendment filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, the Company’s stockholders approved the three proposals listed below. The proposals are described in detail in the Company’s proxy statement for the 2013 Annual Meeting filed with the Securities and Exchange Commission on September 9, 2013 (the “Proxy Statement”). A total of 2,130,408,339 shares of common stock, representing 82.5% of the shares outstanding and eligible, to vote were represented, in person or by proxy, at the 2013 Annual Meeting, constituting a quorum.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. To elect the following persons named as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified:

DIRECTORS:	FOR	WITHHELD	BROKER NON-VOTE
Gary Rabin	504,517,924	257,479,806	1,368,410,609
Alan C. Shapiro	565,920,925	196,076,805	1,368,410,609
Robert Langer	733,957,751	28,039,979	1,368,410,609
Zohar Loshitzer	686,008,878	75,988,852	1,368,410,609
Gregory D. Perry	722,985,165	39,012,565	1,368,410,609
Michael T. Heffernan	725,343,346	36,654,384	1,368,410,609

Proposal 2.  To approve the Certificate of Amendment:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,683,597,011	417,982,684	28,828,644	0

Proposal 3.  To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-thirty and not greater than one-for-one hundred, and reduce the number of authorized shares of the Company’s common stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of common stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,800,667,397	319,788,879	9,952,063	0

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Advanced Cell Technology, Inc. as filed on October 24, 2013 with the Delaware Secretary of State.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Cell Technology, Inc.

Date: October 24, 2013	By:	/s/ Gary H. Rabin
Gary H. Rabin Chief Executive Officer

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